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                                                                 EXHIBIT 99.CERT

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Advantage Utilities & High Income Fund (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended August 31, 2010 (the "Report") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

     Date: October 29, 2010


                                        By: /s/ Karla M. Rabusch

                                            Karla M. Rabusch
                                            President
                                            Wells Fargo Advantage Utilities &
                                            High Income Fund

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                                                              Exhibit 99.906CERT

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                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Advantage Utilities & High Income Fund (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSR for the period ended August 31, 2010 (the "Report") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

     Date: October 29, 2010


                                        By: /s/ Kasey L. Phillips

                                            Kasey L. Phillips
                                            Treasurer
                                            Wells Fargo Advantage Utilities &
                                            High Income Fund

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

                                                              Exhibit 99.906CERT